UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 18, 2011
Henry Schein, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-27078 (Commission File Number)	11-3136595 (IRS Employer Identification No.)

135 Duryea Road, Melville, New York (Address of principal executive offices)	11747 (Zip Code)
Registrant’s telephone number, including area code: (631) 843-5500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
     On February 18, 2011, Henry Schein, Inc. (the “Registrant”) issued a press release relating to two acquisitions completed by Butler Animal Health Supply, LLC, a consolidated subsidiary of the Registrant, which operates as Butler Schein Animal Health, the domestic veterinary business of the Registrant. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.

99.1	Press Release issued by Henry Schein, Inc. on February 18, 2011.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENRY SCHEIN, INC. (Registrant)
Date: February 18, 2011	By:	/s/ Michael S. Ettinger
Michael S. Ettinger
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit
99.1	Press Release issued by Henry Schein, Inc. on February 18, 2011.